EXHIBIT 10.4

British Columbia
Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

Mineral Tenure Act
Section 57 and 58
BILL OF SALE ABSOLUTE
INDICATE TYPE OF TITLE:	Mineral
MINING DIVISION	Nicola

SELLER:

I, Rod Husband, of 3316 West Third Avenue, Vancouver, BC, Canada, V6R 1L4, (604) 736-5711, Client Number 112610.

PURCHASER:

Eagle River Mining Corp., of 141-757 West Hastings Street, Suite 328, Vancouver, BC, Canada, V6C 1A1, (604) 813-2328.

For and in consideration of the sum of Ten Dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:
Claim Name or Lease Type	Units (Hectares)	Tag Number	Tenure Number	Percentage of Title Being Sold
SUN	20 (500 ha.)	244579	396864	100%
SET	20 (500 ha.)	244580	396865	100%

I declare that I have good title to these tenures and every right to sell the same, in witness whereof, I have today signed my legal name.

October 8, 2002
/s/ "Rod Husband"	/s/"Steve Kenwood"
Rod Husband	Witness